Exhibit "A"

PARCEL NO. 1:

Lot 148, Sun City West Unit 25, according to Book 298 of Maps, page 34, records of Maricopa County, Arizona.

PARCEL NO. 2:

Lot 45, Garden Lakes Parcel 23, according to Book 318 of Maps, page 42, records of Maricopa County, Arizona.

PARCEL NO. 3:

Lot 39, Anthem Unit 49, according to Book 643 of Maps, page 29, records of Maricopa County, Arizona.

PARCEL NO. 4:

Lot 125, Anthem Unit 101, according to Book 774 of Maps, page 24, records of Maricopa County, Arizona.

PARCEL NO. 5:

Lot 33, Anthem Unit 6, according to Book 509 of Maps, page 10 and Certificates of Correction recorded in Document No. 2000-0721934 and Document No. 2002-0286462, records of Maricopa County, Arizona.

PARCEL NO. 6:

Lot 393, Anthem Unit 9, according to Book 504 of Maps, page 16 and Corrective Plat recorded in Book 519 of Maps, page 5 and Certificate of Correction recorded in Document No. 2000-0721937, records of Maricopa County, Arizona.

PARCEL NO. 7:

Lot 148, Sands West Unit Two, according to Book 99 of Maps, page 32, records of Maricopa County, Arizona.